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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                   FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  NOVEMBER 15, 1995
                                                         -----------------


                            FIRST BANK SYSTEM, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                  1-6880                    41-0255900
          --------                  ------                    ----------
(State or other jurisdiction      (Commission             (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)


601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA                 55402
-----------------------------------------------                 -----
   (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:    612-973-1111
                                                             ------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         -------------

             On November 5, 1995, First Bank System, Inc., a Delaware corporation ("FBS"), and First Interstate Bancorp, a Delaware corporation ("FI"), entered into an Agreement and Plan of Merger, pursuant to which a wholly owned acquisition subsidiary of FBS will be merged with and into First Interstate.

             In connection therewith, FBS hereby files as exhibits to this Form 8-K, which exhibits are incorporated herein by reference, certain historical financial statements of FI and subsidiaries and pro forma financial information. The information included in such exhibits is as follows:

         99.1 Financial Statements of First Interstate Bancorp and Subsidiaries:

                    Consolidated Balance Sheet as of December 31, 1994 and December 31, 1993

                    Consolidated Statement of Operations for the years ended December 31, 1994, 1993 and 1992

                    Consolidated Statement of Cash Flows for the years ended December 31, 1994, 1993 and 1992

                    Statement of Shareholders' Equity for the years ended December 31, 1994, 1993 and 1992

                    Notes to Financial Statements for the years ended December 31, 1994, 1993 and 1992

                    Report of Independent Auditors

                    Consolidated Balance Sheet - September 30, 1995 (unaudited)

                    Consolidated Statement of Income - Nine months ended September 30, 1995 and 1994 (unaudited)

                    Consolidated Statement of Cash Flows - Nine months ended September 30, 1995 and 1994 (unaudited)

                    Consolidated Statement of Shareholders' Equity - Nine months ended September 30, 1995 (unaudited)

                    Notes to Consolidated Financial Statements - September 30, 1995 (unaudited)

         99.2 Pro Forma Financial Information

                    Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 1995

                    Unaudited Pro Forma Condensed Combined Statements of Income - Nine months Ended September 30, 1995 and Years Ended December 31, 1994, 1993 and 1992

                    Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------
    (c)  Exhibits

         23.1 Consent of Ernst & Young LLP

         99.1 Financial Statements of First Interstate Bancorp and Subsidiaries

         99.2 Pro Forma Financial Information


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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRST BANK SYSTEM, INC.



                              By /s/ David J. Parrin
                                 -------------------
                                 David J. Parrin
                                 Senior Vice President and Controller



DATE:  November 15, 1995
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                               INDEX TO EXHIBITS

                                                                          PAGE
                                                                          ----
23.1  Consent of Ernst & Young LLP

99.1  Financial Statements of First Interstate Bancorp and
      Subsidiaries

99.2  Pro Forma Financial Information